UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2013

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MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in charter)

New York	0-6890	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension, Albany, New York 12205

(Address of Principal Executive Offices) (Zip Code)

(518) 218-2550

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Peng K. Lim, the former Chief Executive Officer of Mechanical Technology, Incorporated (the “Company”) ended his employment on September 10, 2012.  Subsequently, the Company and Mr. Lim entered into an Agreement and Release (the “Agreement”) effective March 1, 2013.  Pursuant to the Agreement, Mr. Lim resigned as Chief Executive Officer and from the Company’s Board of Directors effective September 10, 2012.  Mr. Lim resigned as a director to pursue a new business venture in the consumer electronics industry.  The Company and Mr. Lim agreed to general releases from liability and customary restrictive covenants, and the Company agreed to pay Mr. Lim’s attorneys’ fees of $30,000.  Mr. Lim will not receive any other compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED
Date: February 28, 2013	By:	/s/ Kevin G. Lynch
	Name:	Kevin G. Lynch
	Title:	Chairman and Acting Chief Executive Officer